    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 21, 1997
                                                     REGISTRATION NO. 333-______

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         -----------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------

                            SIMULATION SCIENCES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         ------------------------------

           DELAWARE                                          95-2487793
           --------                                          ----------
   (STATE OF INCORPORATION)                 (I.R.S. EMPLOYER IDENTIFICATION NO.)


                         601 VALENCIA AVENUE, SUITE 100
                             BREA, CALIFORNIA 92823
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                         ------------------------------

                             1994 STOCK OPTION PLAN
                                 1996 STOCK PLAN
              1996 EMPLOYEE STOCK PURCHASE PLAN FOR U.S. EMPLOYEES
            1996 EMPLOYEE STOCK PURCHASE PLAN FOR NON-U.S. EMPLOYEES
                            1996 DIRECTOR OPTION PLAN
                            (FULL TITLE OF THE PLAN)

                         ------------------------------


                                CHARLES R. HARRIS
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            SIMULATION SCIENCES INC.
                         601 VALENCIA AVENUE, SUITE 100
                             BREA, CALIFORNIA 92823
                                 (714) 579-0412
                (NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)

                         ------------------------------


                                    Copy to:

                              MARK E. BONHAM, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (415) 493-9300

--------------------------------------------------------------------------------

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                                         PROPOSED                 PROPOSED
                                                                         MAXIMUM                  MAXIMUM
          TITLE OF EACH CLASS                  AMOUNT                    OFFERING                AGGREGATE               AMOUNT OF
            OF SECURITIES TO                    TO BE                     PRICE                   OFFERING              REGISTRATION
             BE REGISTERED                   REGISTERED                 PER SHARE                  PRICE                    FEE
------------------------------------------------------------------------------------------------------------------------------------
To be issued under 1994 Stock Option
Plan....................................    1,594,867 shares              $ 5.88 (1)           $  9,377,817.95        $ 2,813.35
----------------------------------------------------------------------------------------------------------------------------------
To be issued under 1996 Stock Plan......    1,000,000 shares              $15.30 (2)           $ 15,300,000.00        $ 4,590.00
----------------------------------------------------------------------------------------------------------------------------------
To be issued under 1996 Employee Stock
Purchase Plans..........................    200,000 shares                $ 7.65 (3)           $  1,530,000.00        $   459.00
----------------------------------------------------------------------------------------------------------------------------------
To be issued under 1996 Director Option
Plan....................................    125,000 shares                $15.69 (4)           $  1,961,250.00        $   588.38
==================================================================================================================================
Total..................................     2,919,867 shares              _____                $ 28,169,067.95        $ 8,450.73
==================================================================================================================================

---------------------------
(1) Computed in accordance with Rule 457(h) under the Securities Act of 1933. Such computation is based on the weighted average exercise price of $4.45 per share with respect to 1,391,812 outstanding options and of the price of $15.69 per share with respect to 203,055 authorized but unissued shares underlying options, representing the average of the high and low prices of Simulations Sciences Inc. Common Stock on the Nasdaq National Market on February 14, 1997.

(2) Computed in accordance with Rule 457(h) under the Securities Act of 1933. Such computation is based on the weighted average exercise price of $10.38 per share with respect to 73,000 outstanding options and on the price of $15.69 per share with respect to 927,000 authorized but unissued shares underlying options, representing the average of the high and low prices of Simulation Sciences Inc. Common Stock on the Nasdaq National Market on February 14, 1997.

(3) Computed in accordance with Rule 457(c) under the Securities Act of 1933. Such computation is based on the price of $7.65 per share with respect to 200,000 authorized but unissued shares underlying options, representing 85% of the initial public offering price of Simulation Sciences Inc. Common Stock on October 25, 1996.

(4) Computed in accordance with Rule 457(h) under the Securities Act of 1933. Such computation is based on the price of $15.69 per share with respect to 125,000 authorized but unissued shares underlying options, representing the average of the high and low prices of Simulation Sciences Inc. Common Stock on the Nasdaq National Market on February 14, 1997.

================================================================================

                            SIMULATION SCIENCES INC.
                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference

          There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed by Simulation Sciences Inc. (the "Company") with the Securities and Exchange Commission (the "Commission"):

          (1) The Company's Registration Statement on Form S-1 (File No. 333-11017) under the Securities Act of 1933, as amended, in the form declared effective by the Commission on October 24, 1996, including the Prospectus dated October 25, 1996, as filed with the Commission pursuant to Rule 424(b) on October 25, 1996.

          (2) The Company's current report on Form 10-Q for the quarter ended September 30, 1996.

          (3) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed with the Commission on August 30, 1996.

          All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act on or after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

Item 4.   Description of Securities.

          Not applicable.

Item 5.   Interests of Named Experts and Counsel.

          Not applicable.

Item 6.   Indemnification of Directors and Officers.

          Pursuant to Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL"), Article IX of the Company's Restated Certificate of Incorporation eliminates the liability of the Company's directors to the Company or its stockholders, except for liabilities related to breach of duty of loyalty, actions not in good faith and certain other liabilities.

          Section 145 of the DGCL provides for indemnification by the Company of its directors and officers. In addition, Article VI of the Company's Bylaws requires the Company to indemnify any current or former director or officer to the fullest extent permitted by the DGCL. In addition, the Company has entered into indemnity agreements with its directors and executive officers that obligate the Company to indemnify such directors and executive officers to the fullest extent permitted by the DGCL. The Company also maintains officers' and directors' liability insurance, which insures against the liabilities that officers and directors of the Company may incur in such capacities.

          Pursuant to that certain Underwriting Agreement among the Company, certain of its stockholders and the underwriters of the Company's initial public offering dated October 24, 1996 the Company's directors and officers signing the registration statement for such initial public offering and certain controlling persons of the Company are indemnified against certain liabilities, including those arising under the Securities Act of 1933, as amended (the "Securities Act"), in certain instances by the underwriters of the Company's initial public offering.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the DGCL, the Company's Restated Certificate of Incorporation, the foregoing Bylaw provisions or the Company's indemnification agreements, the Company has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the Company will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 7.   Exemption from Registration Claimed.

          Not applicable.

Item 8.   Exhibits.

   Exhibit
    Number                                     Description
--------------- ----------------------------------------------------------------
   4.1(1)                  1994 Stock Option Plan and related agreements.
   4.2(2)                  1996 Stock Plan and related agreements.
   4.3(3)                  1996 Employee Stock Purchase Plan for U.S. Employees
                                and related agreements.



--------
(1) Incorporated by reference to Exhibit 10.3 to the Company's Registration Statement on Form S-1 (File No. 333-11017), in the form declared effective by the Commission on October 24, 1996.

(2) Incorporated by reference to Exhibit 10.4 to the Company's Registration Statement on Form S-1 (File No. 333-11017), in the form declared effective by the Commission on October 24, 1996.

(3) Incorporated by reference to Exhibit 10.5 to the Company's Registration Statement on Form S-1 (File No. 333-11017), in the form declared effective by the Commission on October 24, 1996.

        4.4(4) 1996 Employee Stock Purchase Plan for Non-U.S. Employees and
                    related agreements.
        4.5(5) 1996 Director Option Plan and related agreements.
        5.1 Opinion of counsel as to legality of securities being registered.
       23.1    Consent of counsel (contained in Exhibit 5.1).
       23.2    Consent of Independent Auditors.
       24.1    Power of Attorney (see page II-4).

Item 9.  Undertakings.

             A. The undersigned registrant hereby undertakes:

                       (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                       (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                       (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

             B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.



--------

(4) Incorporated by reference to Exhibit 10.6 to the Company's Registration Statement on Form S-1 (File No. 333-11017), in the form declared effective by the Commission on October 24, 1996.

(5) Incorporated by reference to Exhibit 10.7 to the Company's Registration Statement on Form S-1 (File No. 333-11017), in the form declared effective by the Commission on October 24, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undesigned, thereunto duly authorized, in the City of Brea, State of California, on February 14, 1997.

                                           SIMULATION SCIENCES INC.

                                           By:   /s/ Charles R. Harris
                                                 ---------------------
                                                     Charles R. Harris
                                                     President and Chief
                                                     Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles R. Harris and L. Ronald Trepp and each of them, as his attorney-in-fact, with full power of substitution in each, for him in any and all capacities to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                            Capacity                                             Date
----------------------------------------------------------------------------------------------------------------


  /s/ Charles R. Harris            President, Chief Executive Officer                      February 14, 1997
-----------------------------     (Principal Executive Officer)
      Charles R. Harris            and Director


  /s/ L. Ronald Trepp              Vice President, Finance and Chief                       February 14, 1997
-----------------------------      Financial Officer
      L. Ronald Trepp             (Principal Financial and Accounting
                                   Officer)


  /s/ Narendra K. Gupta            Director                                                February 14, 1997
-----------------------------
  Dr. Narendra K. Gupta


  /s/ Walter G. Kortschak          Director                                                February 14, 1997
-----------------------------
      Walter G. Kortschak

                                INDEX TO EXHIBITS


   Exhibit                                  Description
--------------- ----------------------------------------------------------------
    4.1(1)     1994 Stock Option Plan and related agreements.
    4.2(2)     1996 Stock Plan and related agreements.
    4.3(3)     1996 Employee Stock Purchase Plan for U.S. Employees and related agreements.
    4.4(4)     1996 Employee Stock Purchase Plan for Non-U.S. Employees and
                    related agreements.
    4.5(5)     1996 Director Option Plan and related agreements.
    5.1        Opinion of counsel as to legality of securities being registered.

   23.1        Consent of counsel (contained in Exhibit 5.1).
   23.2        Consent of Independent Auditors.
   24.1        Power of Attorney (see page II-4).

---------------------------

     (1) Incorporated by reference to Exhibit 10.3 to the Company's Registration Statement on Form S-1 (File No. 333-11017), in the form declared effective by the Commission on October 24, 1996.

     (2) Incorporated by reference to Exhibit 10.4 to the Company's Registration Statement on Form S-1 (File No. 333-11017), in the form declared effective by the Commission on October 24, 1996.

     (3) Incorporated by reference to Exhibit 10.5 to the Company's Registration Statement on Form S-1 (File No. 333-11017), in the form declared effective by the Commission on October 24, 1996.

     (4) Incorporated by reference to Exhibit 10.6 to the Company's Registration Statement on Form S-1 (File No. 333-11017), in the form declared effective by the Commission on October 24, 1996.

     (5) Incorporated by reference to Exhibit 10.7 to the Company's Registration Statement on Form S-1 (File No. 333-11017), in the form declared effective by the Commission on October 24, 1996.